Exhibit 99.1

                                AMENDMENT NO. 1
                                       TO
                    SPRINT/SHENANDOAH FORBEARANCE AGREEMENT

            THIS AMENDMENT NO. 1 (this "Amendment"), dated as of December 16, 2005, to the SPRINT/SHENANDOAH FOREBEARANCE AGREEMENT (the "Forbearance Agreement"), dated as of August 9, 2005, by an among SPRINT CORPORATION, SPRINT SPECTRUM L.P., WIRELESSCO L.P., SPRINT COMMUNICATIONS COMPANY L.P., SPRINT TELEPHONY PCS, L.P., APC PCS,LLC, PHILLIECO, L.P. AND SPRINT PCS LICENSE, L.L.C. (collectively, "Sprint"); and SHENANDOAH PERSONAL COMMUNICATIONS COMPANY (the "Affiliate"). Capitalized terms used but not defined in this Amendment have the meanings assigned to them in the Forbearance Agreement.

                                    RECITALS

      A. The parties have previously executed the Forbearance Agreement.

      B. The parties desire to amend the Forbearance Agreement as set forth in this Amendment.

      NOW THEREFORE, in consideration of the mutual promises contained in this Amendment, the parties agree as follows:

      1. Amendment. Section 4.1 of the Forbearance Agreement is superseded and replaced in its entirety with the following:

            Section 4.1 Term. Unless earlier terminated pursuant to Section 2.10(a), 2.10(d) or Section 4.2, this Agreement will terminate on February 15, 2006.

      2. Full Force and Effect. Except as expressly amended by this Amendment, the Forbearance Agreement remains in full force and effect.

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      IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers as of the date and year first above written.

                                   SPRINT NEXTEL CORPORATION


                                   By: /s/ Charles Wunsch
                                      ------------------------------------------
                                   Name:  Charles Wunsch
                                   Title: Vice President


                                   WIRELESSCO L.P.


                                   By: /s/ Charles Wunsch
                                      ------------------------------------------
                                   Name:  Charles Wunsch
                                   Title: Vice President


                                   SPRINT COMMUNICATIONS COMPANY L.P.


                                   By: /s/ Charles Wunsch
                                      ------------------------------------------
                                   Name:  Charles Wunsch
                                   Title: Vice President


                                   SPRINT TELEPHONY PCS, L.P.


                                   By: /s/ Charles Wunsch
                                      ------------------------------------------
                                   Name:  Charles Wunsch
                                   Title: Vice President


                                   SPRINT SPECTRUM L.P.


                                   By: /s/ Charles Wunsch
                                      ------------------------------------------
                                   Name:  Charles Wunsch
                                   Title: Vice President

                                   APC PCS, LLC

                                   By: /s/ Charles Wunsch
                                      ------------------------------------------
                                   Name:  Charles Wunsch
                                   Title: Vice President


                                   PHILLIECO, L.P.


                                   By: /s/ Charles Wunsch
                                      ------------------------------------------
                                   Name:  Charles Wunsch
                                   Title: Vice President


                                   SPRINT PCS LICENSE, L.L.C.


                                   By: /s/ Charles Wunsch
                                      ------------------------------------------
                                   Name:  Charles Wunsch
                                   Title: Vice President


                                   SHENANDOAH PERSONAL
                                   COMMUNICATIONS COMPANY


                                   By: /s/ Christopher E. French
                                      ------------------------------------------
                                   Name:   Christopher E. French
                                   Title:  President